UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2008

DEEAS RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53046	98-0493446
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6348, 49th Avenue, Ladner, BC Canada V4K 5A1
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 808-6211

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2006, our board of directors passed a resolution to amend our by-laws to remove Section 8 which restricted share transfers by shareholders of our company without approval from our board of directors. On December 12, 2006, we filed our registration statement on Form SB-2 with the original version of our by-laws attached as an exhibit which did not reflect the prior amendment. As a result, we are filing the attached Amended and Restated bylaws of our company as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

A copy of the following documents are included as exhibits to this current report on Form 8-K pursuant to Item 601 of Regulation S-K:

3 (ii)	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEAS RESOURCES INC.

/s/ Jeffrey Sharpe
Jeffrey Sharpe
President, Secretary, Treasurer and sole Director

February 15, 2008